UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


                                      MAINE
                 (State or other jurisdiction of incorporation)



                  01-28190                           01-0413282
          (Commission file number)        (IRS employer identification no.)


                   Two Elm Street, Camden, Maine             04843
             (Address of principal executive offices)      (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


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Item 9 - Regulation FD Disclosure


Camden National Corporation issued a press release, which is attached as Exhibit 99.1, declaring a $0.20 per share dividend payable on July 30, 2004 for shareholders of record on July 15, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                       CAMDEN NATIONAL CORPORATION



                   By: /s/ Gregory A. Dufour                 Date: June 29, 2004
                       -----------------------------------
                       Gregory A. Dufour
                       Chief Banking Officer and Principal
                       Financial & Accounting Officer